UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2005

                              Gilman + Ciocia, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-22996                   11-2587324
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(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845)485-5278

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

i. (a) On October 25, 2005, Gilman + Ciocia, Inc. (the "Company") engaged Sherb & Co., LLP ("Sherb") to serve as the Company's independent auditors for the year ending June 30, 2006 upon the approval of the Board of Directors of the Company.

      (b)The Company's independent auditors were previously Radin Glass & Co., LLP ("Radin Glass"). Radin Glass resigned as the Company's independent auditors on October 25, 2005.

ii. During the fiscal years ended June 30, 2005 and 2004 and for the interim period through the date the relationship ended, there were no disagreements with Radin Glass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to Radin Glass's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

iii. The audit reports of Radin Glass on the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

iv. During the fiscal years ended June 30, 2005 and 2004 and for the interim period through the date the relationship ended, Radin Glass did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K.

      However, in performing its audit of the Company's Consolidated Financial Statements for the fiscal years ended June 30, 2004 and 2005, Radin Glass notified the Board of Directors of several reportable conditions in internal controls under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to the attention of the Company's auditors relating to significant deficiencies in the design or operation of internal controls that, in their judgment, could adversely affect the Company's ability to record, process, summarize, and report financial data consistent with the assertions of management in the Consolidated Financial Statements. Radin Glass stated that, while none of the items identified by them individually are individually a material weakness, the combined effect of these issues and the inability to produce timely accurate financial statements is a material weakness.

      Although Radin Glass noted significant improvements in the structure of the accounting department, and designed its audit procedures to address the matters described below in order to obtain reasonable assurance that the financial statements are free of material misstatement and to issue an unqualified audit report, certain of the internal control deficiencies noted by Radin Glass had been noted in their internal control letter regarding the Company's Consolidated Financial Statements for Fiscal 2003 and 2004.

      These significant deficiencies in the design and operation of the Company's internal controls include the needs to hire additional staffing and change the structure of the finance/accounting department, to provide better coordination and communication between the legal and finance/accounting departments and to provide training to existing and new personnel in SEC reporting requirements; the lack of integration of the general ledger system with other recordkeeping systems, and the need for formal control systems for journal entries and closing procedures; the need to document internal controls over financial reporting; the needs to form an independent audit committee, to form an internal audit department and to implement budget and reporting procedures; and the need to provide internal review procedures for schedules, Securities and Exchange Commission (the "SEC") reports and filings prior to submission to the auditors and/or filing with the SEC.

      The Company has worked to remediate reportable conditions, has hired a new General Counsel, is seeking additional independent directors, has hired additional staff in the finance department, including a Controller, and will implement enhanced procedures to accelerate improvement of the internal controls.

      A material weakness is defined as a reportable condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. While the Company did implement specific changes in its internal controls during the fourth quarter of Fiscal 2004, such as improvement in recording commissions earned and tax return billings, and regulatory filings now being filed within the prescribed due dates, such improvements were partially offset by declines in other areas.

      The Company's senior management is responsible for establishing and maintaining a system of disclosure controls and procedures (as defined in Rule 13a-15 and 15d-15 under the Securities Exchange Act of 1934 (the "Exchange Act")) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Securities Act of 1933 is accumulated and communicated to the issuer's management, including its principal executive officer or officers and principal financial officers, to allow timely decisions regarding required disclosure.

      The Company has carried out an evaluation under the supervision and with the participation of the Company's management, including its Chief Executive Officer and Chief Accounting Officer, of the disclosure controls and procedures of the Company as defined in Exchange Act Rule 13(a)-15(e). In designing and evaluating disclosure controls and procedures, the Company and its management recognize that any disclosure controls and procedures, no matter how well designed and operated, can only provide reasonable assurance of achieving the desired control objective. The Chief Executive Officer and the Chief Accounting Officer have determined that the Company will further enhance its disclosure controls and procedures and that, except for the matters noted by Radin Glass, and taking into account the steps taken and to be taken to address the matters described above, such disclosure controls and procedures will provide a reasonable level of assurance that management will be adequately, effectively and timely alerted to material information required to be included in the Company's periodic SEC reports.

v. The Company provided Radin Glass with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Radin Glass's letter, dated October 25, 2005, stating its agreement with such statements.

vi. During the fiscal years ended June 30, 2005 and 2004 and for the interim period through the date the relationship with Radin Glass ended, the Company did not consult Sherb regarding any matters or events set forth in
      Item 304(a)(2)(i)and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1 Letter from Radin Glass & Co., LLP to Gilman + Ciocia, Inc. dated October 25, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman + Ciocia, Inc.
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                                                     (Registrant)


Date October 25, 2005
     ----------------                   /s/ Michael P. Ryan
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                                        Name:  Michael P. Ryan
                                        Title: President